AMENDMENT NO. 1
TO
REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of September 21, 2007, is made by and among Glowpoint, Inc., a Delaware corporation (the “Company”) and the investors signatory hereto (the “Investors”).

Preliminary Statement

WHEREAS, the parties hereto are parties to that certain Registration Rights Agreement, dated as of March 31, 2006 (the “ Registration Rights Agreement”);

WHEREAS, the Company and the Investors desire to amend certain provisions of the Registration Rights Agreement as described herein;

WHEREAS, Section 7(e) of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended on behalf of all parties thereto by the Company and the Holders of three-fourths (3/4) of the Registrable Securities outstanding; and

WHEREAS, the Investors are the Holders of at least three-fourths (3/4) of the Registrable Securities outstanding.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.  Capitalized Terms. Capitalized terms used, but not defined, herein, shall have the meanings ascribed to such terms in the Registration Rights Agreement.

2.  Amendments to Registration Rights Agreement.

(a)  Effectiveness Date. The definition of “Effectiveness Date” in Section 1 of the Registration Rights Agreement is hereby deleted in its entirety and the following new definition shall be substituted in lieu thereof:

“ “Effectiveness Date” means, subject to Section 2(b) hereof, with respect to the Registration Statement the earlier of (A) the ninetieth (90th) day following the Filing Date or (B) the date which is within three (3) Business Days of the date on which the Commission informs the Company that (i) the Commission will not review the Registration Statement or (ii) the Company may request the acceleration of the effectiveness of the Registration Statement and the Company makes such request; provided that, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following Business Day.”

(b)  Filing Date. Subject to Section 2(b) of the Registration Rights Agreement, the Filing Date shall be extended to the date which is 30 days after the date of this Amendment; provided that, if the Filing Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Filing Date shall be the following Business Day.

(c)  Notes. The definition of “Notes” in Section 1 of the Registration Rights Agreement is hereby deleted in its entirety and the following new definition shall be substituted in lieu thereof:

“ “Notes” means, collectively, each of the following, as the same may be amended from time to time: (A) the senior secured convertible promissory notes issued to the Purchasers pursuant to the Purchase Agreement, as amended, and (B) the additional senior secured convertible promissory notes issued to the Purchasers pursuant to that certain Note and Warrant Purchase Agreement, dated as of September 21, 2007 (the “September Purchase Agreement”), by and between the Company and the purchasers named therein, in the aggregate principal amount of up to $3,600,000 on or about September 21, 2007 (the “Additional Notes”).”

(d)  Registrable Securities. The definition of “Registrable Securities” in Section 1 of the Registration Rights Agreement is hereby deleted in its entirety and the following new definition shall be substituted in lieu thereof:

“ “Registrable Securities” means the shares of Common Stock issuable (A) upon conversion of the Notes, (B) upon exercise of the Warrants, and (C) upon conversion of the Series C Preferred Stock.”

(e)  Series C Preferred Stock. The following new definition of “Series C Preferred Stock” is hereby added to Section 1 of the Registration Rights Agreement after the definition of “Securities Act” and before the definition of “Special Counsel”:

“ “Series C Preferred Stock” means the Company’s Series C Convertible Preferred Stock, par value $.0001 per share.”

(f)  Warrants. The definition of “Warrants” in Section 1 of the Registration Rights Agreement is hereby deleted in its entirety and the following new definition shall be substituted in lieu thereof:

“ “Warrants” means, collectively, each of the following, as the same may be amended from time to time: (A) the warrants to purchase shares of Common Stock issued to the Purchasers pursuant to the Purchase Agreement; (B) the warrants to purchase shares of Common Stock issued to the Purchasers on or about September 21, 2007 as consideration for the amendment of the senior secured convertible promissory notes issued to the Purchasers pursuant to the Purchase Agreement; and (C) the warrants to purchase shares of Common Stock issued to the Purchasers in connection with the purchase of the Additional Notes.”

(g)  Resale Registration. Section 2 of the Registration Rights Agreement is hereby deleted in its entirety and the following new section shall be substituted in lieu thereof:

“2. Resale Registration.

(a) On or prior to the Filing Date the Company shall prepare and file with the Commission a "resale" Registration Statement providing for the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder). The Company shall (i) not permit any securities other than the Registrable Securities and the securities to be listed on Schedule II hereto to be included in the Registration Statement and (ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "Effectiveness Period"). If at any time and for any reason, an additional Registration Statement is required to be filed because at such time the actual number of shares of Common Stock into which the Notes are convertible, the Warrants are exercisable plus the number of shares of Common Stock, and the shares of Common Stock into which the Series C Preferred Stock is convertible exceeds the number of shares of Registrable Securities remaining under the Registration Statement, the Company shall have fifteen (15) Business Days to file such additional Registration Statement, and the Company shall use its best efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than sixty (60) days after filing.

(b) Notwithstanding anything to the contrary set forth in this Section 2, in the event the Commission does not permit the Company to register all of the Registrable Securities in the Registration Statement because of the Commission’s application of Rule 415 or the Commission requires the Company to either exclude shares held by certain Holders or deem such Holders to be underwriters with respect to their Registrable Securities, the Company shall register in the Registration Statement such number of Registrable Securities as is permitted by the Commission without naming such Holder as an underwriter (unless such Holder agrees to be named as an underwriter), provided, however, that the number of Registrable Securities to be included in such Registration Statement or any subsequent registration statement shall be determined in the following order: (i) first, the shares of Common Stock issuable upon conversion of the Notes shall be registered on a pro rata basis among the holders of the Notes, (ii) second, the shares of Common Stock issuable upon conversion of the Series C Preferred Stock shall be registered on a pro rata basis among the holders of the Series C Preferred Stock, and (iii) third, the shares of Common Stock issuable upon exercise of (1) the Warrants, and (2) the securities listed on Schedule II hereto, shall be registered on a pro rata basis among the holders of the Warrants and such securities. In the event the Commission does not permit the Company to register all of the Registrable Securities in the initial Registration Statement, the Company shall use its commercially reasonable efforts to file subsequent Registration Statements to register the Registrable Securities that were not registered in the initial Registration Statement as promptly as possible and in a manner permitted by the Commission. For purposes of this Section 2(b), “Filing Date” means with respect to each subsequent Registration Statement filed pursuant hereto, the later of (i) sixty (60) days following the sale of substantially all of the Registrable Securities included in the initial Registration Statement or any subsequent Registration Statement and (ii) six (6) months following the effective date of the initial Registration Statement or any subsequent Registration Statement, as applicable, or such earlier or later date as permitted or required by the Commission. For purposes of this Section 2(b), “Effectiveness Date” means with respect to each subsequent Registration Statement filed pursuant hereto, the earlier of (A) the ninetieth (90th) day following the filing date of such Registration Statement (or in the event such Registration Statement is reviewed by the Commission, the one hundred twentieth (120th) day following such filing date) or (B) the date which is within three (3) Business Days after the date on which the Commission informs the Company (i) that the Commission will not review such Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of such Registration Statement and the Company promptly makes such request; provided that, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following Business Day.”

(h)  Liquidated Damages.

(i)  Section 7(d) of the Registration Rights Agreement is hereby deleted in its entirety and the following new section shall be substituted in lieu thereof:

“(d) Failure to File Registration Statement and Other Events. The Company and the Purchasers agree that the Holders will suffer damages if the Registration Statement is not filed on or prior to the Filing Date and not declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if certain other events occur. The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (A) the Registration Statement is not filed on or prior to the Filing Date, or (B) the Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Date, or (C) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within three (3) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (D) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with and declared effective by the Commission, or (E) the Company has breached Section 3(n), or (F) trading in the Common Stock shall be suspended or if, after initial quotation of the Common Stock on the OTC Bulletin Board, the Common Stock is no longer quoted on the OTC Bulletin Board (or listed on another principal exchange on which the Common Stock is traded) for any reason for more than three (3) Business Days in the aggregate (any such failure or breach being referred to as an "Event," and for purposes of clauses (A), (B) and (E) the date on which such Event occurs, or for purposes of clause (C) the date on which such three (3) Business Day period is exceeded, or for purposes of clause (D) after more than fifteen (15) Business Days, or for purposes of clause (F) the date on which such three (3) Business Day period is exceeded, being referred to as "Event Date"), the Company shall pay an amount as liquidated damages to each Holder in cash equal to (1) two percent (2.0%) for the first calendar month (prorated for a shorter period) and (2) one percent (1.0%) for each calendar month after the first calendar month (prorated for shorter periods) of the Holder’s initial investment in the Notes and Series C Preferred Stock, from the Event Date until the applicable Event is cured; provided, however, that in no event shall the amount of liquidated damages payable at any time and from time to time to any Holder pursuant to this Section 7(d) exceed an aggregate of eighteen percent (18%) of the amount of the Holder’s initial investment in the Notes and Series C Preferred Stock. The Company shall not be liable for liquidated damages under this Agreement as to any Registrable Securities which are not permitted by the Commission to be included in a Registration Statement because of its application of Rule 415 until such time as the provisions of this Agreement as to the Registration Statements required to be filed pursuant to Section 2(b) are triggered, in which case the provisions of this Section 7(d) shall once again apply, if applicable. In such case, the liquidated damages shall be calculated to only apply to the percentage of Registrable Securities which are permitted by the Commission to be included in the Registration Statement. Notwithstanding anything to the contrary in this Section 7(d), if (i) any of the Events described in clauses (A), (B), (C) or (D) shall have occurred, (ii) on or prior to the applicable Event Date, the Company shall have exercised its rights under Section 3(n) hereof and (iii) the postponement or suspension permitted pursuant to such Section 3(n) shall remain effective as of such applicable Event Date, then the applicable Event Date shall be deemed instead to occur on the second Business Day following the termination of such postponement or suspension. Liquidated damages payable by the Company pursuant to this Section 7(d) shall be payable on the first (1st) business day of each thirty (30) day period following the Event Date. Notwithstanding anything to the contrary contained herein, (i) in no event shall any liquidated damages be payable with respect to the Warrants or the Warrant Shares; and (ii) this Section 7(d) shall not apply to, and shall have no force or effect with respect to, any Holder that is an Insider Purchaser (as defined in, and listed on, Exhibit A to the September Purchase Agreement).”

(ii)  Each of the Holders hereby waives any rights it may have to any liquidated damages under Section 7(d) of the Registration Rights Agreement accruing on or prior to the date of this Amendment.

3.  Notices to the Company. The notices information for the Company in Section 7(f) of the Registration Rights Agreement is hereby deleted in its entirety and the following new notices information be substituted in lieu thereof:

“Glowpoint, Inc.
225 Long Avenue
Hillside, New Jersey 07205
Attention: Chief Executive Officer
Tel. No.: (312) 235-3888 x2053
Fax No.: (973) 391-1904

and

General Counsel
Glowpoint, Inc.
225 Long Avenue
Hillside, New Jersey 07205
Tel. No.: (312) 235-3888 x 2087
Fax No.: (973) 556-1272”

4.  Permitted Securities. Schedule II of the Registration Rights Agreement is hereby amended by adding the following thereto:

“2. Shares of Common Stock issuable upon the exercise of placement agent warrants issued to Burnham Hill Partners, its designees and assigns, prior to the date hereof or in connection with the transactions contemplated by the September Purchase Agreement.”

5.  Ratification. Except as expressly amended hereby, all of the terms, provisions and conditions of the Registration Rights Agreement are hereby ratified and confirmed in all respects by each party hereto and, except as expressly amended hereby, are, and hereafter shall continue, in full force and effect.

6.  Entire Agreement. This Amendment and the Registration Rights Agreement, as amended, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, both written and oral, between the parties with respect thereto.

7.  Amendments. No amendment, supplement, modification or waiver of this Amendment shall be binding unless executed in writing by all parties hereto.

8.  Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

9.  Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.

10.  Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

GLOWPOINT, INC.

By:
Name:
Title:

Signature Page to Amendment No. 1 to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INVESTOR:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Registration Rights Agreement